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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 18, 2004
         --------------------------------------------------------------
                Date of Report (date of earliest event reported)


                            NANOMETRICS INCORPORATED
             (Exact name of Registrant as specified in its charter)



          California                  0-13470                    94-2276314
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

                               1550 Buckeye Drive
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                           Milpitas, California 95035
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                    (Address of principal executive offices)


                                 (408) 435-9600
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              (Registrant's telephone number, including area code)



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ITEM 4. Changes in Registrant's Certifying Accountant

         On June 18, 2004, Deloitte & Touche LLP ("Deloitte") notified Nanometrics Incorporated (the "Company") of its intent to resign as the Company's independent registered public accounting firm effective immediately upon completion of Deloitte's review of the Company's unaudited condensed consolidated interim financial statements to be included in the Company's Form 10-Q for the quarter ended July 3, 2004, which is expected to be filed on or before August 17, 2004.

         Deloitte's reports on the Company's financial statements for fiscal 2003 and 2002 do not contain an adverse opinion or a disclaimer of opinion, and are not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports include an explanatory paragraph relating to a change in method of accounting for goodwill and other intangible assets. The decision to change accountants was not recommended or approved by the audit committee of the Company's board of directors.

         During fiscal 2003 and 2002 and through June 18, 2004, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Deloitte's satisfaction, would have caused Deloitte to make reference thereto in Deloitte's report on the Company's financial statements for such periods. In addition, no reportable events, as defined in Item 304(a)(l)(v) of Regulation S-K, occurred during the Company's two most recent fiscal years and through June 18, 2004.

         The Company has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is attached hereto as Exhibit 16.1.

ITEM 7. Financial Statements and Exhibits

      (c)  Exhibits.

         16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission regarding change in certifying accountant.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2004

                                       NANOMETRICS INCORPORATED

                                       By:  /s/ Paul B. Nolan
                                          --------------------------------------
                                          Paul B. Nolan
                                          Chief Financial Officer


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                                  Exhibit Index

Exhibit
Number       Description
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16.1          Letter from Deloitte & Touche LLP to the  Securities  and Exchange
              Commission regarding change in certifying accountant.